EXHIBIT 10.4

                             OFFICE LEASE AND NOTE



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V2K WINDOW FASHIONS, INC.

7400 West 14th Avenue, Suite 7
Lakewood, Colorado 80215
303.202.1120 * 303.202.5201 Fax


Alpen Construction & Development Co. Inc.
Attention:  Tony Brake
1700 Chambers Road
Aurora, Colorado  80011-4618

RE:  ALPEN CONSTRUCTION/V2K LEASE/1127 AURARIA PARKWAY

Dear Tony:

Enclosed herein is the executed lease for the captioned building.

This letter shall constitute a rider and amendment to paragraph 3.1 of the lease by providing that instead of a $25,000.00 payment at the time of the execution of the lease, the payment shall be $5,000.00 and the additional $20,000.00 payment shall be due and payable at the time of the obtainment of the building permit for the tenant improvements.

With this letter we are also enclosing the Conversion Promissory Note, the Guarantees and all exhibits including the new schedule D, which sets forth the specifications for the tenant improvements and our check in the amount of $5,000.00.

Please confirm that everything is in order and if there are any questions, please do not hesitate to contact my office.

Yours Truly,

/s/ Robert Leo

Robert Leo
Chief Technology Officer

Enclosures

                       "THE VIRTUAL WINDOW FASHION STORE"
                            www.V2Kwindowfashions.com

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                                  OFFICE LEASE



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                                TABLE OF CONTENTS

                                                                            PAGE
ARTICLE I GRANT OF LEASE ......................................................1

   1.1      GRANT..............................................................1
   1.2      QUIET ENJOYMENT....................................................1
   1.3      COVENANTS OF LANDLORD AND TENANT...................................1

ARTICLE II.....................................................................1

   2.1      TERM...............................................................1
   2.2      TENANT FINISH WORK.................................................1
   2.3      EARLY OCCUPANCY....................................................2
   2.4      DELAYED POSSESSION.................................................2
   2.5      ACCEPTANCE OF PREMISES.............................................2

ARTICLE III....................................................................3

   3.1      BASE RENT..........................................................3
   3.2      COMMON ELEMENT EXPENSES............................................3
   3.3      DEFINITION AND PAYMENT OF RENT - GENERAL...........................4
   3.4      LATE FEES..........................................................4
   3.5      SECURITY DEPOSIT...................................................4

ARTICLE IV.....................................................................4

   4.1      DESIGNATED USE.....................................................4
   4.2      USAGE AND COMPLIANCE WITH LAWS.....................................5
   4.3      ABANDONMENT........................................................5
   4.4      NUISANCE...........................................................5

ARTICLE V......................................................................5

   5.1      SERVICES TO PREMISES...............................................5
   5.2      BUILDING SERVICES..................................................5
   5.3      MAINTENANCE, REPAIR AND REPLACEMENT................................6
   5.4      ADDITIONAL SERVICES................................................7
   5.5      ALTERATIONS BY LANDLORD............................................7
   5.6      ACCESS BY LANDLORD.................................................8
   5.7      EXTENDED USE OF PREMISES...........................................8

ARTICLE VI.....................................................................8

   6.1      CONDITION OF PREMISES..............................................8
   6.2      FAILURE TO MAINTAIN PREMISES ......................................8
   6.3      ALTERATIONS BY TENANT..............................................9
   6.4      MECHANICS' LIEN....................................................9
   6.5      SIGNS.............................................................10

ARTICLE VII...................................................................10

   7.1      LANDLORD'S TAXES..................................................10

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   7.2      TENANT'S TAXES....................................................10
   7.3      RIGHT TO CONTEST..................................................11


ARTICLE VIII..................................................................11
   8.1      TENANT'S INSURANCE................................................11

ARTICLE IX....................................................................12

   9.1      INDEMNITY.........................................................12
   9.2      SUBROGATION.......................................................12

ARTICLE X.....................................................................12

   10.1     ASSIGNMENT AND SUBLETTING BY TENANT...............................12
   10.2     FIRST OFFER TO LANDLORD...........................................12
   10.3     TENANT'S OBLIGATIONS CONTINUE.....................................12
   10.4     SUBSEQUENT ASSIGNMENTS............................................13
   10.5     CONDITIONS OF ASSIGNMENT..........................................13

ARTICLE XI....................................................................13

   11.1     TENANT'S USE OF PARKING AREA......................................13

ARTICLE XII...................................................................14

   12.1     POSSESSION........................................................14
   12.2     TRADE FIXTURES, PERSONAL PROPERTY AND IMPROVEMENTS................14
   12.3     MERGER............................................................14
   12.4     PAYMENTS AFTER TERMINATION........................................14

ARTICLE XIII..................................................................14

   13.1     MONTH-TO-MONTH TENANCY............................................14

ARTICLE XIV...................................................................15

   14.1     PURPOSE...........................................................15
   14.2     OBSERVANCE........................................................15
   14.3     MODIFICATION......................................................15
   14.4     NON-COMPLIANCE....................................................15

ARTICLE XV....................................................................15

   15.1     TAKING OF PREMISES................................................15
   15.2     PARTIAL TAKING OF BUILDING........................................15
   15.3     SURRENDER.........................................................16
   15.4     PARTIAL TAKING OF THE PREMISES....................................16
   15.5     AWARDS............................................................16

ARTICLE XVI...................................................................16

   16.1     LIMITED DAMAGE TO PREMISES........................................16
   16.2     MAJOR DAMAGE TO PREMISES..........................................17
   16.3     ABATEMENT.........................................................17
   16.4     MAJOR DAMAGE TO BUILDING..........................................17
   16.5     FAILURE TO REBUILD................................................17


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ARTICLE XVII..................................................................18

   17.1     SALES, CONVEYANCE AND ASSIGNMENT..................................18
   17.2     EFFECT OF SALE, CONVEYANCE OR ASSIGNMENT..........................18
   17.3     ATTORNMENT........................................................18
   17.4     NON-DISTURBANCE...................................................18
   17.5     EFFECT OF ATTORNMENT..............................................18
   17.6     EXECUTION OF INSTRUMENTS..........................................18

ARTICLE XVIII.................................................................19

   18.1     NOTICES...........................................................19
   18.2     ESTOPPEL CERTIFICATES.............................................19

ARTICLE XIX...................................................................19

   19.1     INTEREST AND COSTS................................................19
   19.2     RIGHT OF LANDLORD TO PERFORM COVENANTS............................20
   19.3     EVENTS OF DEFAULT.................................................20
   19.4     LANDLORD'S REMEDIES UPON DEFAULT .................................21
   19.5     WAIVER OF EXEMPTION AND REDEMPTION................................22
   19.6     REMEDIES CUMULATIVE...............................................22
   19.7     FEES AND COSTS....................................................22

ARTICLE XX....................................................................23

   20.1     SUBORDINATION.....................................................23

ARTICLE XXI...................................................................23

   21.1     RELATIONSHIP OF PARTIES...........................................23
   21.2     NAME OF BUILDING..................................................23
   21.3     APPLICABLE LAW AND CONSTRUCTION...................................23
   21.4     ENTIRE AGREEMENT..................................................24
   21.5     AMENDMENT OR MODIFICATION.........................................24
   21.6     CONSTRUED COVENANTS AND SEVERABILITY..............................24
   21.7     NO IMPLIED SURRENDER OR WAIVER....................................24
   21.8     SUCCESSORS BOUND..................................................24
   21.9     TENANT'S PRIOR LESSORS............................................25






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                                  OFFICE LEASE

         THIS LEASE AGREEMENT is made and entered into as of the date set forth below between Landlord described in Paragraph 8 of EXHIBIT A hereto ("Landlord"), and the Tenant described in Paragraph 1 of EXHIBIT A hereto ("Tenant") concerning space located in the Building described in Paragraph 2 of EXHIBIT A hereto (the "Building"), which is the Suite designated in Paragraph 3 of EXHIBIT A hereto (the "Premises"). The Premises are depicted on the Building floor plan attached hereto as EXHIBIT B.

         Landlord  and  Tenant,   in   consideration  of  the  covenants  herein
contained, agree as follows:

                                    ARTICLE I
                                 GRANT OF LEASE

         1.1 GRANT. Landlord hereby demises and leases the Premises to Tenant, and Tenant hereby leases and accepts the Premises from Landlord, to have and to hold during the Term, subject to the terms and conditions of this Lease. The Premises consist of approximately the Rentable Area set forth in Paragraph 4 of EXHIBIT A hereto.

         1.2 QUIET ENJOYMENT. Landlord agrees that Tenant, upon paying Rent and all other monetary sums due under this Lease and upon performing the covenants and conditions of this Lease, may quietly have, hold and enjoy the Premises during the Term hereof, subject, however, to the provisions for condemnation hereinafter set forth.

         1.3 COVENANTS OF LANDLORD AND TENANT. Landlord covenants to observe and perform all of the terms and conditions to be observed and performed by Landlord under this Lease. Tenant covenants to pay the Rent when due under this Lease, and to observe and perform all of the terms and conditions to be observed and performed by Tenant under this Lease.

                                   ARTICLE II
                               TERM AND POSSESSION

         2.1 TERM. The Term of this Lease shall be as set forth in Paragraph 5 of EXHIBIT A hereto (with the beginning date of the Term being referred to herein as the "Commencement Date" as set forth in Paragraph 9 of EXHIBIT A), unless terminated earlier as provided in this Lease.

         2.2 TENANT FINISH WORK. Prior to the Commencement Date, Landlord shall cause the Premises to be prepared for occupancy in accordance with the Work Letter in the manner shown on the Space Plan attached to this Lease as EXHIBIT D, Schedule 1. Landlord's and Tenant's obligations under this paragraph are subject to the terms and conditions of that certain Work Letter Agreement of even date herewith, which shall become attached hereto as EXHIBIT D and incorporated herein.


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         2.3 EARLY OCCUPANCY.  If Tenant occupies (other than for the purpose of furnishing the Premises) or begins to conduct business in all or any portion of the Premises before the Commencement Date, Tenant shall pay to Landlord upon demand, and not later than the Commencement Date in the absence of such demand, a rental equal to than proportion of Rent for one calendar year which the number of days of such early occupancy period bears to 365.

         2.4 DELAYED POSSESSION. If Landlord is delayed in delivering possession of all or any portion of the Premises to Tenant on or before the Commencement Date for reasons not attributable to Tenant's conduct or requests, then Tenant shall take possession of the Premises on the date (not later than 120 days after the Commencement Date) when Landlord delivers possession of all of the Premises, and the last day of the Term shall be advanced so that the total length of the Term is not diminished. This Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting from any delay in delivering possession of the Premises to Tenant, but unless such delay is principally caused by or attributable to Tenant, its servants, agents or independent contractors, no Rent shall be payable by Tenant for the period prior to the date on which Landlord can so deliver possession of whatever portion of the Premises Tenant accepts; provided, however, that Tenant may terminate this Lease if possession of the Premises is not delivered within such 120-day period.

         2.5 ACCEPTANCE OF PREMISES. Taking possession of all or any portion of the Premises by Tenant shall constitute Tenant's acceptance of the Premises or such portion thereof as being in satisfactory condition, subject only to latent defects (if any) listed in writing in a notice delivered by Tenant to Landlord not more than thirty (30) days after the date of taking possession or the Commencement Date, whichever later occurs.


















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                                   ARTICLE III

                                      RENT

         3.1 BASE RENT. Tenant shall pay to Landlord as Base Rent for the Premises the amount of money set forth in Paragraph 6 of EXHIBIT A, for each year of the Term, payable in advance and without notice in monthly installments of one-twelfth of the annual rental as so determined with the first such installment due upon Lease execution and each subsequent installment due on the first day of each calendar month after the Commencement Date; provided, however, Tenant shall prepay, in immediately available funds, Base Rent in an amount equal to Twenty-Five Thousand and no/100 Dollars ($25,000.00) upon execution of this Lease, and an additional Twenty-Five Thousand and no/100 Dollars ($25,000.00) on the Commencement Date. Such prepayment shall be applied (i) Forty-Eight Thousand and no/100 Dollars ($48,000.00) as payment of the first year of the Lease Term, and (ii) Two Thousand and no/100 Dollars ($2,000.00) shall be applied as partial payment of the first month of the second year of the Lease Term. Tenant shall also deliver to Landlord a promissory note of even date herewith in the maximum amount of One Hundred Forty Thousand and no/100 Dollars ($140,000.00) (the "Conversion Note"), as security for any deferred Base Rent under this Lease. The Conversion Note is attached hereto, incorporated herein by reference and marked as EXHIBIT F. If the Commencement Date or last day of the Term is other than the first day or last day of a calendar month respectively, the monthly rentals set both herein for the first and last month shall be prorated for the portion of the Term included within the month in which the date that is 30 days after the Commencement Date or the last day of the Term occurs, respectively.

         3.2 COMMON ELEMENT EXPENSES. In addition to Base Rent, Tenant shall pay to Landlord, at the times and in the manner hereinafter provided, its proportionate share of the costs of maintenance, repair and remodeling of the Building common elements, including without limitation the elevator and entry area. Such costs and proration shall be as reasonably determined by the Building Manager; provided, however, such costs payable by Tenant shall in no event exceed Four Thousand Eight Hundred and No/100 Dollars ($4,800.00) annually. Tenant shall pay its proportionate share of such common element expenses within fifteen (15) days of Tenant's receipt of a monthly invoice from Landlord, which shall become part of Rend due under this Lease.

         The common element expenses shall not include any capital improvement (except those required by governmental authority, regulation, statute or law now in effect or imposed or enacted in the future) to the Building, income and franchise taxes of Landlord, expenses incurred in leasing to or procuring of tenants, advertising expenses, expenses for the renovating of space for tenants, indebtedness of Landlord and interest thereon, compensation paid to any home office employee of Landlord other than management personnel assigned to the Property, nor any depreciation allowance on the Building.




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         3.3  DEFINITION AND PAYMENT OF RENT - GENERAL.  All amounts  payable by
Tenant to Landlord under this Lease, not limited to that payable under this Article, shall be deemed to be "Rent" and shall be payable and recoverable as Rent in the manner herein provided. Rent shall be paid to Landlord, without deduction or set-off, in legal tender of the jurisdiction in which the Building is located, at the address of Landlord as set forth in EXHIBIT A, Paragraph 8 of this Lease, or to such other person or at such other address as Landlord may from time to time designate in writing. Rent shall not be deemed paid until actually received by Landlord. Tenant's obligation to pay Rent shall survive the expiration or earlier termination of this Lease.

         3.4  LATE FEES

Landlord and Tenant acknowledge and agree that the Base Rent has been calculated taking into account a five percent (5%) discount for prompt payment. Such discount shall apply only if the Base Rent is received by Landlord on or before the tenth day of the month for which it is due, and, in the event any installment of Base Rent is not received by Landlord on or before the tenth day of the month for which it is due, the full rental payment equal to one hundred five percent (105%) of said installment shall be payable.

         3.5 SECURITY DEPOSIT. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord an amount equal to Three Thousand and no/100 Dollars ($3,000.00), which amount shall be held by Landlord as security for the faithful performance of every provision of this Lease, including, but not limited to, the provisions relating to the payment of Rent, Landlord may (but shall not be required to) use, apply or retain all or any pat of this Security Deposit for the payment of Rent or any other sum in default, or for the payment of any amount which Landlord may spend or became additional to spend by reason of Tenant's Default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's Default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be deemed a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds and Tenant shall not be entitled to interest on said deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or Tenant's assignee) at the expiration of the Term and after Tenant has vacated the Premises; however, in no event shall Landlord be under any obligation to return said deposit earlier than sixty (60) days after the expiration of the Term.

                                   ARTICLE IV

                                 USE OF PREMISES

         4.1 DESIGNATED USE. The Premises shall be used and occupied only for the purpose of general offices and product showroom and for no other purpose.

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         4.2 USAGE AND  COMPLIANCE  WITH LAWS.  The  Premises  shall be used and occupied in a safe, careful and proper manner so as not to interfere with, annoy and disturb any other Tenant in its normal business operations or Landlord in its management of the Building nor shall Tenant contravene any present or future governmental or quasi-qovernmental laws, regulations or orders applicable to Tenant or the Premises. If due to Tenant's use of the Premises, improvements are necessary to comply with any of the foregoing or with the requirements of Tenant's insurance carriers, Tenant shall pay the entire cost thereof.

         4.3 ABANDONMENT. Tenant shall not vacate or abandon the Premises at any time during the term without Landlord's written consent.

         4.4 NUISANCE. Tenant shall not cause or maintain any nuisance in or about the Premises, and shall keep the Premises and Building common areas free of debris, rodents, vermin and anything of a dangerous, noxious or offensive nature or which could create a fire, environmental or other hazard of undue vibration, heal, noise or weight upon or about the Premises. Landlord shall not be liable to Tenant for the failure to enforce the terms of this Article upon Tenant or other occupants of the Building.

                                    ARTICLE V

            SERVICES, MAINTENANCE, REPAIR AND ALTERATIONS BY LANDLORD

         5.1 SERVICES TO PREMISES. Subject to Tenant's payment of its Rent, Landlord shall provide in the Premises during Regular Business hours (as defined in Paragraph 5.7 hereof):

              (a)  Heat,   ventilation  and  cooling  (subject  to  governmental
restrictions) as may be customary for office buildings of similar class and type in the Denver, Colorado metropolitan area, during normal business hours;

              (b) Replacement of Building standard fluorescent tubes, light bulbs, and ballasts as required from time to time as a result of normal usage;

              (c) Electrical power for normal lighting and customary small business office equipment (but not including machines of high electrical consumption which may cause overloading of the Building's electrical circuits nor special meter installation and temperature control as may be directly associated therewith).

         5.2 BUILDING SERVICES.  Landlord shall provide in the Building:

              (a) Domestic running water in washrooms sufficient for the normal and customary use thereof by occupants in the Building;

              (b) Access to and egress from the Premises, including snow removal in the parking areas as necessary; and

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              (c)  Elevator  service,  heat,  ventilation,   cooling,  lighting,
electric power and domestic running water and general building clearing and maintenance in these areas of the Building as may from time to time be designated by Landlord for use during normal business hours by Tenant in common with all tenants in the Building under the exclusive control of Landlord.

         5.3  MAINTENANCE, REPAIR AND REPLACEMENT.

              (a) Landlord shall operate, maintain, repair and replace the systems, facilities and equipment directly necessary for the provision of Landlord services under this Article (except as such may be installed by or be the property of Tenant), and shall be responsible for and shall maintain and repair the foundations, structure, supports and roof of the Building and shall operate the Building as a quality office building;

              (b) If all or part of such systems, facilities and equipment are destroyed, damaged or impaired, Landlord shall have thirty (30) days following the occurrence in which to complete the necessary repair or replacement, and during that time shall be required only to maintain such services as are reasonably possible in the circumstances;

              (c) Landlord may temporarily discontinue such services or any of them at such times as may be necessary due to accidents, risks, breakage, strikes or other labor disputes, or in cooperation with a governmental request or direction, or by any other act of God or cause beyond the reasonable control of Landlord or for purposes of maintenance, repair, replacement, testing or examination, provided Tenant is not prevented from accessing or using the Premises, but at no time shall such discontinuance of service continue for more than thirty (30) consecutive days;

              (d) Landlord shall use reasonable diligence in carrying out its obligations under this Article;

              (e) Provided that Landlord is properly performing under this Article, no reduction or discontinuance of such services under this Article shall be construed as an eviction of Tenant or (except as specifically provided in this Lease) release Tenant from any obligation of Tenant under this Lease unless such material reduction or discontinuance of service shall continue for a period of thirty (30) consecutive days;

              (f) Notwithstanding the provisions of subparagraph 5.3(e) above to the contrary, in the event that Tenant is prevented from using or occupying the Premises or any portion thereof for not less than five (5) consecutive days as a result of any damage, or destruction to the Premises, or any failure of Landlord to provide service or access to the Premises, then Tenant's Rent shall be abated or reduced, as the case may be, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using bears to the total rentable area of the Premises during the period Tenant is prevented from conducting its business from the Premises or the unusable portion of the Premises. However, in the event that Tenant is prevented from conducting its business in any portion of the Premises, and the remaining portion of the

Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then the Rent for the entire Premises shall be abated during said period; however, if Tenant reoccupies and conducts its business from any portion of the Premises during such period, the Rent allocable to such reoccupied portion, based upon the portion which the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date such business operations commence.

              (g) Nothing contained herein shall derogate from the provisions of that Article entitled Damage by Fire or Other Casualty.

         5.4  ADDITIONAL SERVICES.

              (a) If from time to time requested in writing by Tenant and to the extent that it is reasonably able to do so, Landlord may provide the Premises services in addition to those set out in this Article, provided that Tenant shall, within ten (10) days of receipt of any invoice for any such additional service pay Landlord therefor at such reasonable rates as Landlord may from time to time establish.

              (b) Tenant shall not without Landlord's written consent install in the Premises equipment (including telephone equipment) which generates sufficient heat to affect the temperature otherwise maintained in the Premises by the air conditioning system as normally operated. If Tenant does so, Landlord may install supplementary air conditioning units, facilities, or services in the Premises, or modify its air conditioning system, as may in Landlord's reasonable opinion be required to maintain proper temperature levels, and Tenant shall pay Landlord within ten (10) days of receipt of any invoice for the cost thereof, including installation, operation and maintenance expense.

              (c) If Landlord shall from time to time reasonably determine that the use of electricity or any other utility or service in the Premises is disproportionate to the usage of the other tenants, Landlord may separately charge Tenant for the excess costs attributable to such disproportionate use. At Landlord's request, Tenant shall install and maintain at Tenant's expense, a metering device for checking the additional or excess use of any such utility or services in the Premises.

         5.5  ALTERATIONS BY LANDLORD.

              (a) Make repairs, replacements, changes or additions to the structure, systems, facilities and equipment in the Premises where necessary to serve the Premises or other parts of the Building;

              (b) Make changes in or additions to any part of the Building not in or forming part of the Premises; and

              (c) Change or alter the location of any areas of the Building which may, from time to time, be designated by Landlord for use during normal business hours by Tenant in common with all tenants in the Building but under the exclusive control of

Landlord, so long as such foregoing changes and/or alteration do not render the Building to be less than a quality office building.

         5.6 ACCESS BY LANDLORD. Tenant shall permit Landlord to enter the Premises outside normal business hours, and during normal business hours where such entry will not unreasonably disturb or interfere with Tenant's use of the Premises and operation of its business, to examine, inspect, and show the Premises to persons wishing to lease them, to provide services or make repairs, replacements, changes or alterations as set out in this Lease, to take such steps as Landlord may deem necessary for the safety, improvement or preservation of the Premises or the Building. Landlord shall have no obligation or responsibility to take any steps related to the safety, improvements or preservation of the Premises, such obligation and responsibilities being solely Tenant's. Landlord shall, whenever reasonable, consult with or give reasonable notice to Tenant prior to such entry, but no such entry shall constitute an eviction or entitle Tenant to any abatement of Rent.

         5.7 EXTENDED USE OF PREMISES. Landlord and Tenant agree that Tenant may have extended use of the Premises beyond "Regular Business Hours", which are defined to be 6:00 a.m. to 6:00 p.m. Monday through Friday, and 8:00 a.m. to 2:00 p.m., Saturday (excepting, in any event, legal holidays). In the event of extended use by Tenant beyond Regular Business Hours and to the degree that
Tenant's extended use of the Premises creates additional operating and maintenance costs for Landlord, Landlord shall be entitled to charge Tenant the amount indicated in EXHIBIT A, Paragraph 12 for Tenant's extended use. Landlord will provide the Tenant with a monthly invoice for the extended use costs, payable within 10 days, and which shall become part of the Rent due under this Lease.

                                   ARTICLE VI

           MAINTENANCE, REPAIR, ALTERATIONS AND IMPROVEMENTS BY TENANT

         6.1 CONDITION OF PREMISES. Except to the extent that Landlord is specifically responsible therefor under this Lease, Tenant shall maintain the Premises and all improvements therein in good order and condition, including:

              (a) Subject to reasonable and ordinary wear and tear, cleaning blinds and carpets at reasonable intervals as needed; and

              (b) Making repairs, replacements and alterations as needed, including those necessary to maintain the Premises in a manner consistent with the Building and comply with the requirements of any governmental or quasi-governmental authority having jurisdiction. Any such repairs, replacements or alterations and contractors hired to perform them will be subject to Landlord's prior written approval and the provisions of Paragraph 6.3.

         6.2 FAILURE TO MAINTAIN PREMISES. If Tenant fails to perform any obligation under Article 6.1 following ten (10) days' written notice from Landlord, then Landlord may enter the Premises and perform such obligations without liability to Tenant for any loss or damage to Tenant thereby incurred, and Tenant shall pay Landlord for the cost thereof, within ten (10) days of receipt of Landlord's invoice therefor.

         6.3 ALTERATIONS BY TENANT. Tenant may from time to time at its own expense make changes, additions and improvements in the Premises to better adapt the same to its business, provided that any such Tenant charge, addition or improvement shall:

              (a) Be of equal quality to or exceed the then current standard for the Building;

              (b) Be documented by adequate plans and specifications only as approved by Landlord in its sole discretion, and be performed in accordance with all governmental requirements including proper permitting;

              (c) Be carried out only by persons selected by Tenant and approved in writing by Landlord, who shall, if required by Landlord, deliver to Landlord before commencement of the work performance and payment bonds as well as proof of worker's compensation, public liability, property damage, auto and other insurance required by Landlord, with Landlord named as an additional insured, in amounts, with companies, and in the form reasonably satisfactory to Landlord, which insurance shall remain in effect during the entire period in which the work will be carried out; and

              (d) Become the property of Landlord and be surrendered to Landlord upon termination of the Lease, Landlord may, at its option, require Tenant to remove any physical additions and/or repair any alterations in order to restore the Premises to the condition existing at the time Tenant took possession, all costs of which shall be borne by Tenant regardless whether such removal and/or repair is undertaken by Tenant or Landlord, before or after the termination of this Lease.

              (e) INVOLVE A CONSTRUCTION COORDINATION FEE TO LANDLORD OF 4% OF TOTAL CONSTRUCTION COSTS.

              Tenant covenants and agrees not to obtain any financing secured by Tenant's interest in the Premises and not to encumber the Premises or Landlord's or Tenant's interest therein, without the prior written consent of Landlord; to keep the Premises free from all liens and encumbrances except those created by Landlord by obtaining proper lien waivers from contractors and subcontractors prior to payment for work performed and by posting the Premises for non-liability by Landlord.

              Any increase in property taxes on or fire or casualty insurance premiums for the Building attributable to such change, addition or improvement shall be borne by Tenant. Subsequent to the completion of any such change by Tenant, Tenant at its sole cost and expense shall provide Landlord with a complete set of as-built drawings reflecting said changes.

         6.4 MECHANICS' LIEN. Tenant shall obtain lien waivers and pay before delinquency all costs for work done or caused to be done in the Premises which could result in any lien or encumbrance on Landlord's interest in the Building or any part thereof, or the land on which it is situated, shall keep the title to the same free and clear of any lien or encumbrance in respect of such work and shall indemnify and hold harmless Landlord against any claim, loss, cost, demand and legal or other expense, whether in respect of any lien or otherwise, arising out of the supply of material, services or labor for such work. Tenant shall immediately notify Landlord of any such lien, claim of lien or other action of which it has or reasonably should have knowledge and which affects the title to the Building or any part thereof, and shall cause the same to be removed within thirty (30) days, or alternatively to provide sufficient assurances to Landlord, failing which landlord may take such action as Landlord deems necessary to remove the same and the entire cost thereof shall be immediately due and payable by Tenant to Landlord, along with a 10% additional charge for Landlord's cost of administering the process.

         6.5 SIGNS. Any sign, lettering or design of Tenant which is visible from the exterior of the Premises shall be at Tenant's expense and subject to approval by the property owner's association and Landlord in their sole independent discretion and shall conform to any uniform pattern of identification signs for tenants in the Building as may, from time to time, be prescribed by Landlord. Tenant shall not inscribe or affix any sign, lettering or design in the Premises or Building which is visible, through the windows, from the exterior of the Building. Tenant shall also be entitled, subject to the reasonable approval of the property owner's association and Landlord in their sole independent discretion, to signage equivalent to twenty-five percent (25%) of the Building's exterior signage of approximately thirty-six (36) square feet on located adjacent to Auraria Parkway.

                                   ARTICLE VII

                                      TAXES

         7.1 LANDLORD'S TAXES. Landlord shall pay before delinquency (subject to payment by Tenant of its Rent) every real estate tax and assessment, excepting Tenant's Taxes under Article 7.2, which are imposed, levied, assessed or charged by any governmental or quasi-governmental authority having jurisdiction, and which are payable in respect of the Building or the land on which it is situated.

         7.2 TENANT'S TAXES. Tenant shall pay before delinquency every tax, assessment, license fee, excise and other charge, however described, which is imposed, levied, assessed or charged against Tenant by any governmental or quasi-governmental authority having jurisdiction and which is payable in respect to the:

              (a) Operations at, occupancy of, or conduct of business in or from the Premises by or with the permission of Tenant;

              (b) Fixtures or personal property in the Premises which do not belong to the Landlord; and

              (c) The Rent paid or payable by Tenant to Landlord for the Premises or for the use and occupancy of all or any part thereof.

         If the Tenant fails in pay any such tax for which it is liable, and if the non-payment thereof is likely to result in the imposition of any lien against the Building or any other property of Landlord (or the possibility of sale or forfeiture thereof), then Landlord may, following ten (10) days' written notice to Tenant, pay such amount, which amount shall immediately be due and payable to Landlord together with a surcharge of twenty percent (20%) of the amount paid.

         7.3 RIGHT TO CONTEST. Landlord and Tenant shall each have the right to contest in good faith the validity or amount of any tax, assessment, license fee, excise fee or other charge which it is responsible to pay, provided that no contest by Tenant may involve the possibility of forfeiture, sale or disturbance of Landlord's interest in the Premises and that upon the final determination of any contest by Tenant, Tenant shall immediately pay and satisfy the amount found to be due, together with any costs, penalties and interest, and further provided that during the pendency of such contest adequate reserves are maintained (or at the option of the Landlord, a bond is provided to cover 125% of the amount being contested) by Tenant so as to insure payment of any tax, assessment, license fee, excise fee or other charge which is finally determined to be due, with any interest or penalty thereon.

                                  ARTICLE VIII

                                    INSURANCE

         8.1 TENANT'S INSURANCE. During the Term, Tenant shall maintain at its own expense:

              (a)  Fire  insurance  with  extended  coverage  and  water  damage
insurance  in  amounts  equal  to  the  full   replacement   value  of  Tenant's
improvements and all property in the Premises which is not owned by Landlord;

              (b) Liability insurance, with Landlord named as an additional insured, against claims for death, personal injury and property damage in or about the Premises, in amounts of $1,000,000 for death, illness or injury to one or more persons, and $500,000 for property damage, in respect to each occurrence; and

              (c) Worker's Compensation insurance covering all persons employed by Tenant in or about the Premises, including contract labor for Tenant activities.

              Policies for such insurance shall be in a form and with an insurer reasonably acceptable to Landlord. Where applicable, such policies shall include a waiver of subrogation, and no such policy shall in any way reduce the amount payable under a policy carried by Landlord on account of a casualty loss. Tenant shall furnish Landlord with satisfactory proof of all insurance policies required to be maintained by Tenant, and deliver all renewals, both without necessity of demand therefor. Tenant will further provide evidence of payment of the premiums thereof within ten days of request by Landlord.

                                   ARTICLE IX

                          INJURY TO PERSON OR PROPERTY

         9.1 INDEMNITY. Unless remedies are provided for in other Articles of this Lease for the occurrence of any particular event or events, in which case such remedies shall be exclusive unless otherwise stated in such other articles, Tenant and Landlord shall to the extent provided in this Article, indemnify and save harmless each other from and against every demand, claim, cause of action, judgment, loss, damage and expense arising from any injury to the person or property of the other, where the injury or damage is caused by the fraud, negligence or willful misconduct of the party sought to be held responsible therefor, (or its agents, servants or employees) or results from the violation by the party sought to be held responsible therefor (or its agents, servants or employees) of laws or ordinances, governmental orders of any kind, or the provisions of this Lease.

         9.2 SUBROGATION. In the event any action or proceeding is brought against the Tenant or Landlord by reason of any claim described within this
Article IX, such are subject to the waiver of any right of subrogation contained within insurance policies required to be carried under this Lease.

                                    ARTICLE X

                            ASSIGNMENT AND SUBLETTING

         10.1 ASSIGNMENT AND SUBLETTING BY TENANT. Tenant shall not have the right to sublet or assign this Lease without Landlord's prior written consent, which consent shall not be unreasonably withheld, and any attempt to do so shall constitute a material breach and an event of default of this Lease. Landlord shall not unreasonably withhold its consent of Tenant or a company which on the date of execution of this Lease owns substantially all of the outstanding stock of Tenant, or a company which results from the reconstruction, consolidation, amalgamation or merger of Tenant, and from which Tenant is the surviving and controlling entity, or a general partnership in which Tenant has a majority interest (collectively called "Exempt Entities"). No subtenant or assignee of the Premises or any portion thereof may assign or sublet the Premises or any portion thereof.

         10.2 FIRST OFFER TO LANDLORD. If Tenant wishes to assign or sublet this Lease (except to an Exempt Entity) Tenant shall first offer in writing to assign or sublet (as the case may be) to Landlord on the same terms and conditions and for the same Rent as provided in this Lease. Any such first offer shall be deemed to have been rejected unless within five (5) days of receipt thereof Landlord delivers written notice of acceptance to Tenant.

         10.3 TENANT'S OBLIGATIONS CONTINUE. No assignment, transfer or subletting which is permitted under this Article shall in any way release or relieve Tenant or any Guarantor of its obligations under this lease unless such release or relief is specifically granted by Landlord to Tenant in writing and executed with like formality as this Lease, or except to the extent Landlord accepts the offer to sublease or assign as set forth in Article 10.2

         10.4 SUBSEQUENT ASSIGNMENTS. Landlord's consent to an assignment, transfer or subletting shall not be deemed to be a consent to any subsequent assignment, transfer, subletting, use or occupation.

         10.5 CONDITIONS OF ASSIGNMENT. If Tenant desires to assign or sublet all or any part of the Premises, it shall so notify Landlord at least thirty days in advance of the date on which Tenant desires to make such assignment or sublease. Tenant shall provide Landlord with a copy of the proposed assignment or sublease and such information as Landlord might request concerning the proposed sublessee or assignee to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed sublease, or assignee. Within fifteen days after Landlord's receipt of Tenant's proposed assignment or sublease and all required information concerning the proposed sublessee or assignee, Landlord shall have the following options: (1) cancel this Lease as to the Premises or portion thereof proposed to be assigned or sublet; (2) consent to the proposed assignment or sublease, and if the Rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the Rent payable under such assignment or sublease plus any bonus or any other consideration or any payment incident thereto) exceeds the Rent payable under this Lease for such space, Tenant shall pay to Landlord all such excess Rent and other excess consideration within ten days following receipt thereof by Tenant; or (3) refuse, in its reasonable discretion and judgment, to consent to the proposed assignment or sublease, which refusal shall be deemed to have been exercised unless Landlord gives Tenant written notice providing otherwise within 10 days. Upon the occurrence of an event of default, if all or any part of the Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or sublessee all rents becoming due to Tenant by reason of the assignment or sublease, and Landlord shall have a security interest in all property on the Premises to secure payment of such sums. Any collection directly by Landlord from the assignee or sublessee shall not be construed to constitute a novation or a release of Tenant or any guarantor from the further performance of its obligations under this Lease.

                                   ARTICLE XI

                                     PARKING

         11.1 TENANT'S USE OF PARKING AREA. Tenant agrees to obey such rules and regulations as Landlord may deem necessary for the safety and efficiency of operation of the parking area and shall not use or occupy (nor permit its employees and invitees to occupy) spaces designated for the use of others, including without limitation, visitor parking. No bailment shall be created by use of the parking area. Landlord and Tenant have agreed to the parking spaces referred to in Paragraph 7 of EXHIBIT A. Under no circumstances may Tenant assign, lease or transfer the rights to the use of parking spaces granted herein, except in connection with a permitted assignment or sublease of this Lease.

                                   ARTICLE XII

                                    SURRENDER

         12.1 POSSESSION. Upon the expiration or other termination of the Term and without further notice, Tenant shall immediately quit and surrender possession of the Premises in like condition as that which Tenant received the same and was to maintain the Premises, excepting only ordinary wear and tear. Upon such surrender, all right, title, and interest of Tenant in the Premises shall cease.

         12.2 TRADE FIXTURES, PERSONAL PROPERTY AND IMPROVEMENTS. After the expiration or other termination of the Term, all of Tenant's trade fixtures, personal property and improvements remaining on the Premises shall be deemed conclusively to have been abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without none, or obligation to compensate Tenant or to account therefor, and Tenant shall pay to Landlord on written demand all costs incurred by Landlord in connection therewith.

         12.3 MERGER. The voluntary or other surrender of this Lease by Tenant or the cancellation of this Lease by mutual agreement of Tenant and Landlord shall not work a merger, and shall, of Landlord's sole option and discretion, terminate all or any subleases and subtenancies or operate as an assignment to Landlord of all or any subleases or subtenancies. Landlord's option hereunder shall be exercised by notice to Tenant and all known subtenants in the Premises or any part thereof.

         12.4 PAYMENTS AFTER TERMINATION. No payments of money by Tenant to Landlord after the expiration or other termination of the Term or after the giving of any notice by Landlord to Tenant, shall reinstate, continue or extend the Term or make ineffective any notice given to Tenant prior to the payment of such money. After final service of notice or the commencement of a suit, or after final judgment granting Landlord's possession of the Premises, Landlord may receive and collect any sums of Rent due under the Lease, and the payment thereof shall not make ineffective any notice, or in any manner affect any pending suit or any judgment theretofore obtained.

                                  ARTICLE XIII

                                  HOLDING OVER

         13.1 MONTH-TO-MONTH TENANCY. If, with Landlord's express written consent, Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises on a month-to-month tenancy only, at the then-existing Base Rental, and such month-to-month tenancy may be terminated by Landlord or Tenant on the last day of any calendar month by delivery of at least ten (10) days advance notice of termination to the other. During such tenancy all terms and conditions of this Lease except the Term and any right of renewal shall remain in full force and effect and nothing contained in this Article shall be construed to limit or impair any of Landlord's rights of re-entry or eviction or constitute a waiver thereof. If Tenant remains in possession of the Premises without Landlord's consent, the applicable monthly rental shall be one and one-half times the then-existing Base Rental.

                                   ARTICLE XIV
                              RULES AND REGULATIONS

         14.1 PURPOSE. The Rules and Regulations in EXHIBIT C have been adopted by Landlord for the safety, benefit and convenience of all tenants and other persons in the Building.

         14.2 OBSERVANCE. Tenant shall at all times comply with, and shall cause its employees, agents, licensees and invitees to comply with, the Rules and Regulations from time to time in effect.

         14.3 MODIFICATION. Landlord may from time to time, for the purposes set out in this Article, amend, delete from, or add to the Rules and Regulations, provided that any such modification:

              (a) Shall not be in conflict with any other provision of this Lease;

              (b) Shall be reasonable and have general application to tenants in the Building; and

              (c) Shall be effective only upon delivery of a copy thereof to Tenant at the Premises or posting the same upon a conspicuous place within the Building or property upon which the Building is situated.

         14.4 NON-COMPLIANCE. Landlord shall use reasonable efforts to secure compliance by all tenants and other persons with the Rules and Regulations from time to time in effect, but shall not be responsible to Tenant for failure of any person to comply with such Rules and Regulations.

                                   ARTICLE XV

                                 EMINENT DOMAIN

         15.1 TAKING OF PREMISES. If during the Term all the Premises shall be taken for any public or quasi-public use under any statute or by right of eminent domain, or purchased under threat of such taking, this Lease shall automatically terminate on the date on which the condemning authority takes possession of the Premises (hereinafter called the "date of such taking").

         15.2 PARTIAL TAKING OF BUILDING. If during the Term only part of the Building is so taken or purchased as set out in Article 15.1, then:

              (a)  If  in  the  reasonable  opinion  of  Landlord,   substantial
alteration or reconstruction of the Building is necessary or desirable as a result thereof, whether or not the Premises are or may be affected, Landlord shall have the right to terminate this Lease by giving Tenant at least sixty
(60) days' written notice thereof.

              (b) If more than one-third (1/3) of the number of square feet in the Premises is included in such taking or purchase, Landlord and Tenant shall each have the right to terminate this Lease by giving the other at least sixty
(60) days' written notice thereof.

         15.3 SURRENDER. On any such date of termination under Article 15.1 or 15.2, Tenant shall immediately surrender to Landlord the Premises and all interests therein under this Lease. Landlord may re-enter and take possession of the Premises and remove Tenant therefrom, and the Rent shall abate on the date of termination, except that if the date of such taking differs from the date of termination. Rent shall abate on the former date in respect to the portion taken. After such termination and on notice from Landlord stating the Rent then owing, Tenant shall forthwith pay Landlord such Rent.

         15.4 PARTIAL TAKING OF THE PREMISES. If any portion of the Premises (but less than the whole thereof) is so taken, and no rights of termination herein conferred are timely exercised, the Term of this Lease shall expire with respect to the portion so taken on the date of such taking. In such event the Rent payable hereunder with respect to such portion so taken shall abate on such date, and the Rent thereafter payable with respect to the remainder not so taken shall be adjusted pro rata by Landlord in order to account for the resulting reduction in the number of square feet in the Premises.

         15.5 AWARDS. Upon any such taking or purchase, Landlord shall be entitled to receive and retain the entire award or consideration for the affected lands and improvements, and Tenant shall not have nor advance any claim against Landlord or the condemning authority for its leasehold estate for the unexpired Term of the Lease, or against Landlord for the value of its property, costs of removal or relocation, or business interruption expense or any other damages arising out of such taking or purchase. Nothing herein shall give Landlord any interest in or preclude Tenant from seeking and recovering on its own account from the condemning authority any award or compensation attributable to the taking or purchase of Tenant's property, chattels or trade fixtures or the removal or relocation of its business. If any such award made or compensation paid to Tenant specifically includes an award or amount for Landlord, Tenant shall promptly account therefor to Landlord.

                                   ARTICLE XVI

                        DAMAGE BY FIRE OR OTHER CASUALTY

         16.1 LIMITED DAMAGE TO PREMISES. If all or part of the Premises are rendered untenable by damage from fire or other casualty involving the Premises and/or the Building which, in the reasonable opinion of Landlord, can be substantially repaired under applicable laws and governmental regulations within 90 days from the date of such casualty, Landlord shall forthwith and to the extent insurance proceeds are made available therefor, repair such damage other than damage to improvements, furniture, chattels or trade fixtures which do not belong to Landlord. If Landlord fails substantially to complete such repairs within such ninety (90) day period, Tenant may elect to terminate this Lease effective as of the date of such casualty by written notice delivered to Landlord within thirty
(30) days after the end of such ninety (90) day period.

         16.2 MAJOR DAMAGE TO PREMISES. If all or part of the Premises are rendered untenantable by damage from fire or other casualty involving the Premises and/or the Building which, in the reasonable opinion of the Landlord cannot be substantially repaired under applicable laws and governmental regulations within 90 days from the date of such casualty, Landlord shall notify Tenant in writing within thirty (30) days following such casualty, then either Landlord or Tenant may elect to terminate this Lease as of the date of such casualty by written notice delivered to the other not more than less (10) days after the receipt of such written notice, failing which Landlord shall forthwith and to the extent insurance proceeds are made available therefor, repair such damage other than damage to improvements, furniture, chattels or trade fixtures which do not belong to Landlord.

         16.3 ABATEMENT. If all or any portion of the Premises are rendered untenantable by damage from fire or other casualty involving the Premises and/or the Building, the Rent payable by Tenant hereunder may be proportionately reduced to the extent that the Premises are thereby rendered unusable by Tenant in its business, from the date of such casualty until completion by Landlord of the repairs to the Premises (or the part thereof rendered unleaseable) or until Tenant again uses the Premises (or the part thereof rendered unusable) in its business, whichever first occurs. The amount of proration shall be agreed upon by Landlord and Tenant. Notwithstanding anything else contained herein, Rent payable by Tenant hereunder shall not be abated if the damage is caused by any act or omission of Tenant, its agents, servants, employees or any other person entering upon the Premises under express invitation of Tenant.

         16.4 MAJOR DAMAGE TO BUILDING. If all or a substantial part (whether or not including the Premises) of the Building is rendered maintainable by damage from fire or other casualty to such a material extent that in the reasonable opinion of Landlord the Building must be totally or partially demolished, whether or not to be reconstructed in whole of in part, Landlord may elect to terminate this Lease as of the date of such casualty (or on the date of notice if the Premises are unaffected by such casualty) by written notice delivered to Tenant not more than sixty (60) days after the date of such casualty.

         16.5 FAILURE TO REBUILD. In the event this Lease is not otherwise terminated following damage from fire or other casualty in accordance with
Article 16.1, 16.2 or 16.4 and Landlord fails to substantially complete repairs or rebuilding within one hundred eighty (180) days from the date of the casualty, Tenant may elect to terminate this Lease by providing landlord with written notice of termination within thirty (30) days following said 180th day.

                                  ARTICLE XVII

                      TRANSFERS BY LANDLORD AND ATTORNMENT

         17.1 SALES, CONVEYANCE AND ASSIGNMENT. Nothing in this Lease shall restrict the right of Landlord to sell, convey, assign or otherwise deal with the Building subject only to the rights of Tenant under this Lease.

         17.2 EFFECT OF SALE, CONVEYANCE OR ASSIGNMENT. Provided that Tenant's Security Deposit is transferred to Landlord's successor, a sale, conveyance or assignment of the Landlord's leasehold shall operate to release Landlord from liability from and after the effective date thereof upon all of the covenants, terms and conditions of this Lease, express or implied, except as such may relate to the period prior to such effective date of such sale, conveyance or assignment, and Tenant shall thereafter look solely to Landlord's successor-in-interest in and to this Lease. This Lease shall not be affected by any such sale, conveyance or assignment, and Tenant shall attorn to Landlord's successor-in-interest thereunder.

         17.3 ATTORNMENT. Subject to Article 17.5, if the interest of Landlord is transferred to any person (herein called "Purchaser") by reason of foreclosure or other proceedings for enforcement of any mortgage or deed of trust, or by delivery of a deed in lieu of such foreclosure or other proceedings, Tenant shall immediately and automatically attorn to Purchaser.

         17.4 NON-DISTURBANCE. Subordination of this Lease and attainment by Tenant to the holder of any mortgage or deed of trust which would be subordinate to this Lease pursuant to the provisions of Article 17.3 shall be effective unless Purchaser delivers to Tenant a written undertaking that this Lease and Tenant's rights hereunder shall be terminated based on such subordination.

         17.5 EFFECT OF ATTORNMENT. Upon attornment under this Article, and subject to the provisions of Article 17.4, this Lease shall continue in full force and effect as a direct Lease between Purchaser and Tenant, upon all of the same terms, conditions and covenants as are set forth in this Lease except that, after such attornment, Purchaser shall not be:

              (a) Liable for any act or omission of any previous Landlord; or

              (b) Subject to any offsets or defenses which Tenant might have against any previous Landlord; or

              (c) Bound by any prepayment by Tenant of more than one 1 month's installment of Rent.

         17.6 EXECUTION OF INSTRUMENTS. The subordination and attornment provisions of this Article XVII shall be self-operating and, except as set out in Article 17.4, no further instrument shall be required. Nevertheless Tenant, on request by and without cost to Landlord or any successor-in-interest, shall execute and deliver any and all reasonable instruments further evidencing such subordination and (where applicable hereunder) attornment.

                                  ARTICLE XVIII

                NOTICES, ACKNOWLEDGEMENT, AUTHORITIES FOR ACTION

         18.1 NOTICES. Any notice from one party to the other hereunder shall be in writing and shall be deemed duly served if delivered personally to an officer of the party being served, or if mailed by registered or certified mail, return receipt requested, vacated or abandoned the same) (or to such other person or at such other address as Tenant may from time to time designate in writing) or to Landlord at the place from time to time established for the payment of Rent. Any notice shall be deemed to have been given at the time of personal delivery or, if mailed, on the first to occur of the date of delivery set forth on the return receipt, the date delivery was refused by the addressee, or the date such notice was returned by the post office due to failure of the addressee to accept delivery. Either party shall have the right to designate by notice, in the manner above set forth, a different address to which notices are to be mailed.

         18.2 ESTOPPEL CERTIFICATES. Tenant shall at any time and from time to time upon not less than five (5) days prior notice from the other execute, acknowledge and deliver a written statement certifying that:

              (a) This Lease is in full force and effect, subject only to such modifications (if any) as may be set out therein;

              (b) Tenant is in possession of the Premises and paying Rent as provided in this Lease;

              (c) The dates (if any) to which Rent is paid in advance; and

              (d) That there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord or specifying such defaults if any are claimed.

              Any such statement may be relied upon by any prospective transferee or encumbrancer of all or any portion of the building, or any assignee of any such persons. If Tenant fails to timely deliver such statement, Tenant shall be deemed to have acknowledged that this Lease is in full force and effect, without modification except as may be represented by Landlord, and felt there are no uncured defaults in Landlord's performance.

                                   ARTICLE XIX

                                     DEFAULT

         19.1 INTEREST AND COSTS. Tenant shall pay to Landlord interest at a rate equal to the lesser of 1-1/2% per month, or the maximum rate permitted by applicable law, upon all

Rent required to be paid hereunder from and after the fifth day following the due date for payment thereof until the same is fully paid and satisfied. Tenant shall indemnify Landlord against all costs and charges (including legal fees) lawfully and reasonably incurred in enforcing payment thereof, and in obtaining possession of the Premises after default of Tenant or upon expiration or earlier termination of the Term of this Lease, or in enforcing any covenant, provision or agreement of Tenant herein contained.

         19.2 RIGHT OF LANDLORD TO PERFORM COVENANTS. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant, at Tenant's sole cost and expense, and without any abatement of Rent. If Tenant shall fail to perform any act on its part to be performed hereunder, Landlord may (but shall not be obligated to) perform such act without waiving or releasing Tenant from any of its obligations relative thereto. All sums paid or costs incurred by Landlord in so performing such acts under this Article 19.2, together with interest thereon at the rate set out in
Article 19.1 from the date each such payment was made or each such cost incurred by Landlord, shall be payable by Tenant to Landlord on demand.

         19.3     EVENTS OF DEFAULT.  If and whenever:

              (a) Part or all of the Rent hereby  reserved is not paid when due;
or

              (b) Tenant or any goods, chattels, security deposit or equipment of Tenant is taken in execution or in attachment of if a writ of execution is issued against Tenant; or

              (c) Tenant becomes insolvent or commits an act of bankruptcy; or

              (d) A receiver shall be appointed for the business, property, affairs, or revenues of Tenant; or

              (e) Tenant assigns this Lease or subleases the Premises without obtaining Landlord's consent; or

              (f) Tenant abandons the Premises or any portion thereof; or

              (g) Tenant does or permits anything to be done which creates a lien upon the Premises, and fails to cause a lien to be removed within thirty
(30) days; or

              (h) Tenant fails to observe, perform and keep each and every one of the covenants, agreements, provisions, stipulations and conditions herein contained to be observed, performed and kept by Tenant (other than payment of Rent) and persists in such failure after ten (10) days notice by Landlord requiring that Tenant remedy, correct, desist or comply, or if any such breach would reasonably require more than ten (10) days to rectify, unless Tenant commences rectification within the 10-day notice period and cures the subject failure within (30) days front the fate of notice;

              (i) Without Landlord approval, Tenant transfers, sells or conveys a voting or ownership interest in Tenant which results in the loss of Guarantors effective voting control over Tenant;

         then and in any of such cases, at the option of Landlord, the Tenant shall be in default of this Lease.

         19.4 LANDLORD'S REMEDIES UPON DEFAULT. Upon the occurrence of any event of default, Landlord shall have the option to pursue any one or more of the following remedies without notice or demand whatsoever:

              (a) Give Tenant written notice of intent to terminate this Lease on the date of such notice or on any later date as may be specified therein, whereupon Tenant's right to possession of the Premises shall cease and this Lease, except as to Tenant's liability, shall be terminated. In the event this Lease is terminated in accordance with the provisions of this subparagraph, Tenant shall remain liable to Landlord for damages in an amount equal to the Rent, any sums owing by Tenant pursuant to the Conversion Note, any deferred unpaid Rent as provided in Section 3.1 above, and other sums which would have been owing by Tenant hereunder for the balance of the Term had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all Landlord's reasonable expenses including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorney's fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which the Rent and other charges would have been payable hereunder if this Less, had not been terminated. Alternatively, at the option of the Landlord, in the event this lease is so terminated, Landlord shall be entitled to recover forthwith against Tenant as damages for loss of the bargain and not as a penalty an aggregate sum, which at the time of such termination of this Lease, represents the excess, if any, of the aggregate of the Rent and all other charges payable by Tenant hereunder that would have accrued for the balance of the Term over the aggregate fair market rental value of the Premises (such rental value shall pertain to the occupation of the Premises, but also such other charges as are required to be paid by Tenant under the terms of this Lease) for the balance of such Term, both discontinued to present worth.

              (b) Reenter and take possession of the Premises or any part thereof, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through and under Tenant, and remove the effects of both or either, using such force for such purposes as may be necessary, without being liable for prosecution thereof, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Rent or preceding breach of covenants or conditions. Should Landlord elect to reenter as provided in this subparagraph, or should Landlord elect to take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof in Landlord's or Tenant's name, but for the account of Tenant, for such Term or Terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease) and on such conditions and upon other Terms (which may include concessions of free Rent and alteration and repair of the Premises) as Landlord, in its sole discretion, may determine, and Landlord may collect and receive the Rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises, or any part thereof, or for any failure to collect any Rent due upon such reletting, except than Tenant does not hereby waive any defense which Tenant may have for Landlord's failure to mitigate its damages. No such reentry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry and/or reletting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event the Lease will terminate as specified in said notice.

In the event that Landlord does not elect to terminate this Lease but takes possession as provided for in this subparagraph, Tenant shall pay Landlord (i) the Rent and other charges as herein provided which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all Landlord's reasonable expenses including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorney's fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting. Tenant shall pay such Rent and other sums to Landlord monthly on the days on which the Rent would have been payable hereunder if possession had not been retaken.

         19.5 WAIVER OF EXEMPTION AND REDEMPTION. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the premises, by reason of the violation by Tenant of any of the terms or conditions of this Lease or otherwise.

         19.6 REMEDIES CUMULATIVE. No reference to nor exercise of any specific right or remedy by Landlord shall prejudice or preclude Landlord from exercising or invoking any other remedy in respect thereof, whether allowed at law or in equity or other such remedy, but Landlord may from time to time exercise any one or more of such remedies independently or in combination.

         19.7 FEES AND COSTS. In the event of default by either party that results in litigation, the prevailing party shall be entitled to an award of its reasonable attorney's fees and litigation expenses in addition to whatever rights are contained within this Lease.

                                   ARTICLE XX

                                  SUBORDINATION

         20.1  SUBORDINATION

               (a) This Lease, at Landlord's option, shall be subordinate to any mortgage or deed of trust (now or hereafter placed upon the Premises, or any portion thereof), including any amendment, modification, or restatement of any of such documents and to any and all advances made under any mortgage or deed of trust and to all renewals, modifications, consolidations, replacements, and extensions thereof. Tenant agrees that with respect to any of the foregoing documents, no documentation, other than this Lease, shall be required to evidence such subordination.

               (b) If any holder of a mortgage or deed of trust ("Mortgagee") shall elect to have this Lease superior to the lien of the holder's mortgage or deed of trust and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust, whether this Lease is dated prior or subsequent to the date of said mortgage or deed of trust, or the date of recording thereof.

               (c) In confirmation of such subordination or superior position, as the case may be, Tenant agrees to execute such documents as may be required by Landlord or its Mortgagee to evidence the subordination of its interest herein to any of the documents described above, or to make this Lease prior to the lien of any mortgage or deed of trust, as the case may be, and failing to do so within ten (10) days after written demand, Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to do so.


                                   ARTICLE XXI

                                  MISCELLANEOUS

         21.1 RELATIONSHIP OF PARTIES. Noting contained in this Lease shall create any relationship between the parties hereto other than that of landlord and tenant, and it is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of its business, or a joint venturer or a member of a joint or common enterprise with Tenant.

         21.2.  NAME OF BUILDING.  Landlord  shall have the right,  after thirty
(30) days notice to Tenant, to designate or change the name or number of the Building during the Term without liability to Tenant.

         21.3 APPLICABLE LAW AND CONSTRUCITON. This Lease shall be governed by and construed under the laws of the State of Colorado and its provisions shall be construed as a whole according to their common meaning and not strictly for or against Landlord or Tenant. The words "Landlord" and "Tenant" shall include the plural as well as the singular. If this Lease is executed by more than one Tenant, Tenant's obligations hereunder shall be joint and several obligations of such executing Tenants. Time is of the essence of this Lease and each of its provisions. The captions of the Articles are included for convenience only, and shall have no effect upon the construction or interpretation of this Lease.

         21.4 ENTIRE AGREEMENT. This Lease, together with its Exhibits and such Rules and Regulations presently in effect, comprise the entire agreement between the parties hereto with respect to the subject matter of this Lease. Tenant acknowledges and agrees that it has not relied upon any statement, representation, agreement or warranty except such as are set out in this Lease.

         21.5 AMENDMENT OR MODIFICATION. Unless otherwise specifically provided in this Lease, no amendment, modification, or supplement to this Lease shall be valid or binding unless set out in writing and executed by the parties hereto in the same formality and manner as the execution of this Lease.

         21.6 CONSTRUED COVENANTS AND SEVERABILITY. All of the provisions of this Lease are to be construed as independent covenants and agreements as though the words importing such independent covenants and agreements were fixed in each separate Article hereof. Should any provision of this Lease be or become invalid, void, illegal or not enforceable, it shall be considered separate and severable from the Lease and the remaining provisions shall remain in force and be binding upon the parties hereto as though such provision had not been included.

         21.7 NO IMPLIED SURRENDER OR WAIVER. No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. Landlord's waiver of a breach of any term or condition of this Lease shall not prevent a subsequent act, which would have originally constituted a breach, from having all the force and effect of any original breach. Landlord's receipt of Rent with knowledge of a breach by Tenant of any term or condition of this Lease shall not be deemed a waiver of such breach even in the absence of a protest or reservation of rights. Landlord's failure to enforce against Tenant or any other tenant in the Building any of the Rules and Regulations made hereunder shall not be deemed a waiver of such Rules and Regulations. No act or thing done by Landlord, its agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid, unless in writing signed by Landlord. The delivery of keys to any of Landlord's agents or employees shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant, or receipt by Landlord, or a lesser amount than the Rent due hereunder shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any checks, or payment as Rent, be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy available to Landlord.

         21.8 SUCCESSORS BOUND. Except as otherwise specifically provided, the covenants, terms, and conditions contained in this Lease shall apply to and bind the heirs, successors, executors, administrators, and assigns of the parties hereto.

         21.9 TENANT'S PRIOR LESSORS. Tenant represents and warrants that Landlord did not engage in any act or representation that might cause any third party, including but not limited to any of Tenant's former landlords or lessors, to make or assert any type of claim against Landlord herein, as a result of Tenant entering into this Lease agreement. Tenant shall indemnify, defend and hold harmless Landlord from and against any claims by any of Tenant's former landlords or lessors. For purposes of this section, Tenant shall include any predecessor corporations or business entities, sublessees, related companies or any business entity in which the Tenant had any type of legal or equitable interest.

IN WITNESS HEREOF, Landlord and Tenant have properly executed this Lease as of the 8th day of January, 2002.

LANDLORD:                                  TENANT:

Alpen Construction & Development Co.,      V2K Window Fashions, Inc.
Inc.
a Colorado corporation                     a Colorado corporation


By:  /s/                                   By:  /s/ Robert Leo
    ---------------------------------         ----------------------------------

Title:  President                          Title:   CTO
       ------------------------------             ------------------------------

Date:   1-18-02                            Date:  January 8, 2002
      -------------------------------            -------------------------------

                                    EXHIBIT A

                                  LEASE SUMMARY


1. Tenant Name and Address         V2K Window Fashions, Inc., a Colorado
                                   corporation

                                   ---------------------------------------------
                                   ---------------------------------------------

2. Building Name and Address
                                   ---------------------------------------------
                                   1127 Auraria Parkway
                                   Denver, CO, 80206

3. Suite Number
                                   ---------------------------------------------

4. Rentable Area                   4,000 rentable square feet

5. Term of Lease                   Five 5 years from Commencement Date through
                                   February 28, 2007

6. Base Rent

                                                                               Annual
                                               Annual       Annual           Deferred
                                               Base Rent    Cash Payment    Base Rent
                                   Year 1      $76,000      48,000          28,000
                                   Year 2      76,000       36,000          40,000
                                   Year 3      76,000       48,000          28,000
                                   Year 4      76,000       48,000          28,000
                                   Year 5      76,000       60,000          16,000
                                               $380,000     $240,000        $140,000

                                   Annual Deferred Base Rent shall be secured by the promissory note of even date herewith made by Tenant for the benefit of Landlord, and shall be payable, in cash or stock, on the due date thereunder or the earlier termination of this Lease.

7. Parking Spaces                  a) 1 indoor Parking Space, no additional
                                   charge.

                                   b) 7 Reserved Outdoor Parking Spaces, no additional charge.

                                   c) 5 Additional outdoor spaces @ $50 per space per month or current market rate.

                                   d) 10 Additional outdoor spaces, if
                                   available, @ $50 per space per month or
                                   current market rate.

                                   Some or all of the additional outdoor spaces may be located in the Pepsi Center parking areas, and are not under the management or control of Landlord.

                                   The parking spaces referred to in (b) and (c) above shall be available from 6 a.m. to 5:30 p.m. Tenant shall remain solely responsible for the payment of any event parking rates during other hours. Tenant acknowledges and agrees that failure to immediately pay any event parking rates or park vehicles within designated parking markers or lines may result in the removal of such vehicles from the area by Landlord, the City and County of Denver or other third parties, without any resulting liability to Landlord.

8. Landlord Name and Address       Alpen Construction & Development Co. Inc.
                                   1700 Chambers Road
                                   Aurora, Colorado 80011-4618
                                   Phone: 303-364-8635
                                   Fax: 303-364-8254

9. Commencement Date               May 1, 2002

10. Total Rentable Area of         4,000 square feet
    Building

11. Fiscal Year                    Calendar year or such other fiscal year as
                                   Landlord may from time to time determine

12. Charge for After Hours         $40.00 per hour
    Services

13. Other Provisions               a) Renewal Option:

                                   As additional consideration for covenants of the Tenant hereunder, Landlord does hereby grant unto Tenant an Option ("the Option") to extend the Term of the Lease for one (1) additional term of five (5) years (the "Option Term"). The Option shall apply to the space leased by Tenant hereunder at the time of the exercise of the Option and shall be on the following terms and conditions:

                                      1. Written notice of Tenant's  interest in
                                      exercising  the  Option  shall be given to
                                      Landlord  no earlier  than nine (9) months
                                      and no later than six (6) months  prior to
                                      the  expiration of the original Lease Term
                                      ("Tenant's Notice"). Not later than thirty
                                      (30) days after receiving Tenant's Notice,
                                      Landlord  shall  give to Tenant  notice of
                                      the  terms,  conditions  and  rental  rate
                                      applicable  during  the  Option  term,  in
                                      accordance   with   subparagraph  5  below
                                      ("Landlord's Notice").

                                      2.  Tenant  shall  have  thirty  (30) days
                                      following  Tenant's  receipt of Landlord's
                                      Notice  within  which  to  negotiate  with
                                      Landlord   in  good   faith   a   mutually
                                      acceptable  market rate and  exercise  the
                                      Option  by  delivering  written  notice of
                                      such exercise to Landlord under the terms,
                                      conditions and rental rate payable in cash
                                      only set forth in  Landlord's  Notice.  If
                                      Tenant timely  exercises  the Option,  the
                                      Lease   shall  be  deemed   extended   and
                                      thereafter the parties shall execute an amendment to the Lease setting forth the terms of the extension.

                                      3. Unless Landlord is timely notified by Tenant in accordance with subparagraphs 1 and 2 above, it shall be conclusively deemed that Tenant does not desire to exercise the Option, and the Lease shall expire in accordance with its terms, at the end of the Term.

                                      4.  Tenant's  right to exercise its Option
                                      shall be  conditioned  on:  (i) Tenant not
                                      being in  default  under  the Lease at the
                                      time of the  exercise  of the Option or at
                                      the time of the commencement of the Option
                                      Term;  (ii)  Tenant not  having  subleased
                                      more than twenty-five percent (25%) of the
                                      Premises or assigned  its  interest  under
                                      the                Lease                as
                                      of the  commencement of the Option Term or
                                      having vacated more than twenty-five (25%)
                                      of the Premises;  (iii) Landlord not being
                                      burdened  or  obligated  in any  way  with
                                      costs     related    to    any    Broker's
                                      representation of Tenant's interest in any
                                      way; (iv) Tenant's use of the Premises not
                                      having  changed in any way from the use at
                                      the time the Lease was executed;  (v) Upon
                                      Landlord's  option,  the repurchase of any
                                      stock  of  Tenant   issued   to   Landlord
                                      pursuant  to this  Lease in an amount  not
                                      less than Two and no/100  Dollars  ($2.00)
                                      per share.

                                      5. The Option granted  hereunder  shall be
                                      upon the terms and conditions contained in
                                      the Lease  except that the Base Rent to be
                                      paid by  Tenant  to  Landlord  during  the
                                      Option Term  (provided no  brokerage  fees
                                      are  payable  by  Landlord  to any  broker
                                      representing Tenant's interest in any way)
                                      shall be the  rate  which  Landlord  would
                                      quote   to   third   parties   for   space
                                      comparable to the Premises, if it were to become available far leasing, for a lease term scheduled to commence at the time of commencement of the Option Term, but in no event shall the Base Rent be less than the Rent which Tenant is paying immediately prior to the commencement of the Option Term.

                                      6. After  exercise of or failure to timely
                                      exercise   the  Option   above   described
                                      according to its terms, there shall be no farther rights on the part of Tenant to extend the term of the Lease.

                                   b) Right of First Refusal:


                                   Landlord hereby grants Tenant a continuous Right of First Refusal ("Right of First Refusal") effective through Term of Lease to lease or purchase the remainder of the first and second floors of the Building, marked on Exhibit

                                   B of the  Lease as  "Right  of First  Refusal
                                   Space",    on   the   following   terms   and
                                   conditions:

                                      1. If  Landlord  receives  or  proffers an
                                      offer  ("The  Offer")  to lease any of the
                                      Right of First  Refusal  Space  during the
                                      initial Term,  Landlord  shall give Tenant
                                      two  (2)  business  days  written   notice
                                      thereof ("Offering Notice").

                                      2. The Offering Notice shall constitute an
                                      offer to lease the Right of First  Refusal
                                      Space  to  Tenant  in  preference  to  the
                                      proposed  Tenant  upon the same  terms and
                                      conditions    provided   in   The   Offer,
                                      including lease term, except that the term will be coterminous with Tenant's existing Lease Term if such existing Tem is longer.

                                      3. If Tenant elects to exercise its Right of First Refusal, it shall do so by giving written notice to Landlord of its exercise within said two (2) business day period.

                                      4. Unless  Landlord is timely  notified of
                                      Tenant's  exercise  of its  Right of First
                                      Refusal,  it shall be conclusively  deemed
                                      that  the   Tenant   does  not  desire  to
                                      exercise its Right of First Refusal.

                                      5. The Right of First Refusal Space shall be taken in an "as-is" condition; without any remodeling or fix-up work, except as may be provided in the Offering Notice.

                                      6. The  Right of First  Refusal  shall not
                                      apply and shall  become  null and void and
                                      of no further force and effect at any time
                                      should  Tenant be in default of the Lease;
                                      when more than  twenty-five  percent (25%)
                                      of  the   Premises   shall  be  sublet  or
                                      assigned; if Tenant is represented by a broker; if Tenant's use of the Premises has changed in any way from the use at the time the Lease was executed.

                                      7. Landlord shall not be liable to Tenant,
                                      in the event of its good faith  failure to
                                      comply  with  the  notice   provisions  of
                                      Paragraphs 1 and 8 above.

                                   c) Tenant Improvements:


                                   Landlord shall construct, through Landlord's contractor, Space Plan improvements pursuant to Exhibit D hereto. Schedule 1 of Exhibit D shall be appended to the Lease upon completion of a mutually agreeable Space Plan (the "Space Plan"). Construction of the improvements shall be subject to the terms and conditions of the Lease and Landlord's approval of the final Space Plan, which approval shall not be unreasonably withheld. Except as described in Exhibit D, Tenant accepts the Premises in their as-is condition, and Landlord shall have no obligation for any repairs or improvements thereto.

                                    EXHIBIT B

                               BUILDING FLOOR PLAN

                                (to be inserted)

                                    EXHIBIT C

                              RULES AND REGULATIONS

1. Security. Landlord may from time to time adopt appropriate systems and procedures for the security or safely of the Building, any persons occupying, using or entering the same, or any equipment, finishings or contents thereof, and Tenant shall comply with Landlord's reasonable requirements relative thereto.

2. Locks. Landlord may from time to time install and change locking mechanisms on entrances to the Building, common areas thereof, and the Premises, and (unless 24 hour security is provided by the Building) shall provide to Tenant a reasonable number of keys and replacements therefor to meet the bona fide requirements of Tenant. In these roles "keys" include any device serving the same purpose. Tenant shall not add to or change existing locking mechanisms on any door in or to the Premises, without Landlord's prior written consent. If with Landlord's consent. Tenant installs lock(s) included within and not accessible by using the Building master locking system:

         (a) Landlord, without abatement of Real, shall be relieved of any obligation under the Lease to provide any service to the affected areas which requires access thereto;

         (b) Tenant shall indemnify Landlord against any expense as a result of forced entry thereto which may be required in an emergency; and

         (c) Tenant shall at the end of the Term and al Landlord's request remove such lock(s) at Tenant's expense.

3. Return of Keys. At the end of the Term, Tenant shall return all keys to Landlord.

4. Windows. Tenant shall observe Landlord's rules with respect to maintaining uniform drapes at all windows in the Premises so that the Building presents a uniform exterior appearance, and shall not install any window shades, screens, drapes, covers or other materials on or at any window in the Premises without Landlord's prior written consent.

5. Repair, Maintenance, Alterations and Improvements. Tenant shall carry out Tenant's repair, maintenance, alterations and improvements in the Premises only during times agreed to in advance by Landlord and in a insurer which will not interfere with the rights of other tenants in the Building.

6. Water Fixtures. Tenant shall not use water fixtures for any purpose for which they are not intended, nor shall water be wasted by tampering with such fixtures. Any cost or damage resulting from such misuse by Tenant shall be paid by Tenant.

7. Personal Use of Premises. The Premises shall not be used or permitted to be used for residential, lodging or sleeping purposes or for the storage of personal effects or properly not required for business purposes.

8. Heavy Articles. Tenant shall not place in or move about the Premises without Landlord's prior written consent any safe or other heavy article which in Landlord's reasonable opinion may damage the Building, and Landlord may designate the location of any heavy article in the Premises.

9. Carpet Pads. In those portions of the properly where carpet has been provided directly or indirectly by Landlord, Tenant shall of its own expense install and maintain pad to protect the carpet under all immune having casters other than carpet casters.

10. Bicycles, Animals. Tenant shall not bring any animals or birds into the Building, and shall not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

11. Deliveries. Tenant shall ensure that deliveries of materials and supplies to the property are made through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused by any person making such deliveries.

12. Furniture and Equipment. Tenant shall ensure that furniture and equipment being moved into or out of the Premises is moved through such entrances, elevators and corridors and at such times as may from time to time be designated by Landlord, and by movers or a moving company approved by Landlord, and shall promptly pay or cause to be paid to Landlord the cost of repairing any damage in the Building caused thereby.

13. Solicitations. Landlord reserves the right to restrict or prohibit canvassing, soliciting or peddling in the Building.

14. Food and Beverages. Only persons approved from time to time by Landlord may prepare, solicit orders for, sell, serve or distribute foods or beverages in the Building, or use the elevators, corridors or common areas for any such purposes. Except with Landlord's prior written consent and in accordance with arrangements approved with Landlord, Tenant shall not permit on the Premises the use of equipment for dispensing food or beverages or for the preparation, solicitation of orders for sale, serving or distribution of food or beverages.

15. Refuse. Tenant shall place all refuse in proper receptacles provided by Tenant at its expense in the Premises or in receptacles (if any) provided by Landlord for the Building, and shall keep sidewalks and driveways outside the Building and lobbies, corridors stairwells ducts or shafts of the Building free of all refuse.

16. Obstructions. Tenant shall not obstruct or place anything in or on the sidewalks or driveways outside the Building or in the lobbies corridors stairwells or other common areas of the Building or use such locations for any purpose except access to and exit from the Premises without Landlord's prior written consent. Landlord may remove at Tenant's expense any such obstruction or thing (unauthorized by Landlord) without notice or obligation to Tenant.

17. Dangerous, Immoral or Illegal Activities. Tenant shall not make any use of the premises which involves the danger or injury to any such person nor shall the same be used for any immoral or illegal purpose.

18. Proper Conduct. Tenant shall not conduct itself in any manner which is inconsistent with the character of the Building as a first quality building or which will impair the comfort and convenience of other tenants in the Building.

19. Employees, Agents and Invitees. In these Rules and Regulations "Tenant" includes the employees agents invitees and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

20. Normal Business Hours. Normal business hours for the Building shall be from 6:00 a.m. to 6:00 p.m. Monday through Friday, and from 8:00 a.m. to 2:00 p.m. on Saturday, excepting in any event, legal holidays. Notwithstanding normal business hours for the Building, the availability and hours of outdoor parking spaces at or in the vicinity of the Building are available from 7:00 a.m. to 5:00 p.m. daily.

                                    EXHIBIT D

                              WORK LETTER AGREEMENT

This Agreement supplements that certain Lease (hereinafter referred to as "Lease") dated and executed concurrently herewith by and between Landlord and Tenant with the terms defined in the Lease to have the same definition where used herein.

1. Landlord will provide demised Premises in accordance with the Space Plan attached hereto as Schedule 1 (the "Space Plan") at Landlord's sole expense, except that Tenant shall pay for items, if applicable, under Paragraphs 2, 3 and 5 below.

2. Landlord further agrees to perform, at Tenant's request, and upon submission by Tenant of necessary plans and specifications, any additional or Tenant specialization work over and above that specified in Paragraph 1 above; such work shall be performed by Landlord, at Tenant's sole expense, as a Tenant extra. Prior to commencing any such additional work requested by Tenant, Landlord shall submit to Tenant a written work order setting forth the cost of any such work. If Tenant shall fail to approve such work order within five (5) working days, the same shall be deemed disapproved in all respects by Tenant, and
         Landlord shall not be obligated to proceed thereon. Tenant agrees to pay Landlord promptly upon being billed for the costs and expenses for such authorized additional or nonstandard excess work including Landlord's cost, expense and overhead for handling the same. Tenant agrees that the same shall be collectible as additional rent pursuant to the Lease, and in default of payment hereof, Landlord shall (in addition to all other remedies) have the same rights as in the event of default of payment of any installment of the Base Rent.

         A. All finished work shall require the installation of new materials equal in quality to that installed in the Building.

         B. Landlord or its agent may submit statements to Tenant for sums due it hereunder prior to construction, fifty percent (50%) of the amount of such statement being due and payable by Tenant to Landlord upon presentation of the statement. The remainder, together with any other additional amount due Landlord as a result by Tenant change orders, shall be due and payable by Tenant to Landlord at the time of Landlord's substantial completion of the Premises.

3. Tenant may reasonably substitute material, equipment and fixtures (except mechanical and electrical systems) for those specified in the Space Plan only with Landlord's prior express written approval, which approval may be withheld in Landlord's sole discretion. Any substitution or changes must be shown on the working drawings and in specifications and shall be of equal to or better quality than the items originally designated. Tenant shall pay Landlord the cost to Landlord for such substitute items which were in excess of such items included as Landlord's standard installation plus the cost of any changes to the working drawings and specifications. The cost to Tenant for such substitutions shall be at Landlord's cost, including any expense and overhead in the handling of the substitution, less a credit for the substituted item of Landlord's standard installation. Tenant may also request Landlord to omit the installation of any item not already installed, provided such emission shall not erode the quality of construction below Building standard or delay Landlord's work and Landlord shall not thereafter be obligated to install the same. Tenant shall not be entitled to any credit for such item omitted against any additional item of a different kind or character, or shall there be any cash credits.

4. It is agreed that, notwithstanding the date provided in the Lease for the commencement hereof, Tenant's obligation for the Payment of Rent under the Lease shall not commence until Landlord shall have substantially completed all work to be performed by Landlord set forth in Paragraph 1 hereof; provided, however, that if Tenant's occupancy and use of the Premises shall be delayed as a result of

         A. Tenant's failure to comply with provisions of Paragraphs 2 and 3 hereof;

         B. Tenant's request for materials, finishes or installations other than as specified on the Space Plan;

         C.       Tenant's changes in the approved drawings;

         D. The performance by a person, firm or corporation employed by Tenant and the completion of said work by the said person, firm or corporation; or

         E. Any other delay chargeable to Tenant, its agents, employees or independent contractors;

         then the commencement of the terms of the Lease and the payment of rent thereunder shall commence, notwithstanding any contrary provisions of the Lease, on the express Commencement Date as set forth in Article 2 of the Lease.

5. If Tenant shall request any change, addition or alteration in working drawings after approval by Landlord and Tenant, Landlord shall have such working drawings prepared, and Tenant shall promptly reimburse Landlord for the cost thereof. Promptly upon completion of revisions, Landlord shall notify Tenant in writing of the cost which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant shall, within three (3) business days, notify Landlord in writing whether it desires to proceed with such change, addition or deletion, and, in the absence of such written authorization, Landlord shall not be obligated to continue work on Tenant's Premises, Tenant shall be chargeable wish any delay in completion of the Premises resulting therefrom and rent shall commence to accrue as set forth in Paragraph 4 above.

IN WITNESS WHEREOF, the parties have executed this Work Letter Agreement this 8 day of January 2002.

LANDLORD:                                     TENANT:

Alpen Construction & Development Co., Inc.    V2K Window Fashions, Inc.
a Colorado corporation                        a Colorado corporation

By:   /s/ unknown signature                   By: /s/ Robert Leo
   --------------------------------------        -------------------------------

Title:  President                             Title:  CTO
       ----------------------------------            ---------------------------

Date:  1/18/02                                Date:  January 8, 2002
      -----------------------------------           ----------------------------

                    ALPEN CONSTRUCTION & DEVELOPMENT CO. INC.

        1700 Chambers Rd.                           Phone: 303-364-8635
        Aurora, CO  80011-4618                      Fax:  303-364-8254
================================================================================

DATE:   1/4/01
TO:     Tony
FROM:   Mike

Re: REVISED 12/28/01 estimates for V2K office space build-out @ 1127 Auraria
    Pkwy


         I had a conversation with Vick on 12/21/01 regarding a more detailed spec on the following items listed below. If this meets your approval, Vick requested a copy ASAP.
         Vick had also mentioned that this was the last detail resolve needed before signing the lease contract.

1.    Bathroom and break room/entry foyer flooring:
      12X12 floor tile, Piazza by Marazzi Ceramica. Material cost of tile approx. $2.60/pc.
           Color has not been selected.
      8X8 ceramic by Daltile.  Material cost of tile approx. $.82/pc.  Color has not been selected.
2.    Bathroom will tile boarder:
      6X6 Ceramic by Daltile.  Material cost of tile approx. $.72/pc.
3. Office, open space, training room, conference room and storage room flooring:
      Commercial level loop carpet (26 oz.) with graphic design, installed over 3/8" 8lb. high density pad. Southwest carpet mills or equivalent. $17 per yd. installed.
4.    Showroom flooring:
      1"X3" tongue and groove Douglas fir wood floor with natural gloss finish.
           Approx. installed cost $5 per sq. ft.
5.    Office doors:
      Birch hollow core.  Approx. material cost $35 per door.
6.    Office door passages:
      Lock passage, Kwikset, Tylo hall/closet SC, approx. Material cost $15 each.
7.    Wall  molding to be wood.  Type has not been  selected.
8.    Break room cabinet by Grandview, maple finish with shaker panels.
9.    Office lighting:
      4x2 florescent troughers in offices, open space, baths and storage room. Upgrade Peerless indirect/direct chrome lights in open space area (with natural light lamps in showroom).  Additional $2500
           (NOTE: This system may not have the sufficient candle power needed)
      Credit: $1100 for Tenant supplied lighting in the open space area.

                                    EXHIBIT D

                                    EXHIBIT E

                                    GUARANTY

         THIS GUARANTY is given as of this 18th day of December, 2001, by Victor
J. Yosha, Robert Leo, R.J. Wittenbrink and Gordon Beckstead, individual(s) (hereinafter referred to as "Guarantor").

                                   WITNESSETH:

         WHEREAS, Landlord is willing to execute that certain Lease Agreement (the "Lease") dated 12/18/01, between Landlord and Tenant pertaining to approximately _________ rentable square feel of space (final Premises area to be determined by Space Plan) at the Building to be known as Suite Number _____ (the "Premises") on condition of receiving the Guaranty from the Guarantor as herein contained. Any undefined terms in this Guaranty shall be as defined in the Lease.

         NOW, THEREFORE, for and in consideration of leasing the Premises by the Landlord to Tenant in accordance with the terms and provisions of the Lease, which Lease is executed concurrently herewith, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, Guarantor shall be defined in the Lease;

         NOW, THEREFORE, for and in consideration of leasing the Premises by the Landlord to Tenant in accordance with the terms and provisions of the Lease, which Lease is executed concurrently herewith, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, Guarantor hereby agrees as follows:

         1. Guarantor hereby, jointly and severally, unconditionally and irrevocably guarantees the prompt and faithful performance of all of the terms and provisions of the Lease by Tenant and any assignee of Tenant, any payments or obligations related to the Conversion Note and Tenant's share of common element expenses; provided, however, Guarantor's total liability pursuant to the terms of this Guaranty shall in no event exceed the aggregate amount of One Hundred Thousand and No/100 Dollars ($100,000). Guarantor's liability under the terms of this Guaranty shall terminate upon Tenant's payment of the first One Hundred Thousand and No/100 Dollars ($100,000) of Base Rent, in good funds, to Landlord. Guarantor expressly waives any notice of default in or under any of the terms of the Lease, notice of acceptance of this Guaranty, and all setoffs and counterclaims; provided, however, Guarantor shall be given the same right to cure Tenant's default as that afforded Tenant under the Lease.

         2. It is specifically understood and agreed that, in the event of a default by Tenant of the terms and provisions of the Lease and after the expiration of any applicable grace period, Landlord shall be entitled to commence any action or proceeding against the Guarantor or otherwise exercise any available remedy at law or in equity to enforce the provisions of this Guaranty without first commencing any action available or otherwise proceeding against Tenant or otherwise exhausting any or all of its available remedies against Tenant, it being expressly agreed by the undersigned that its liability under this Guaranty shall be primary. Landlord may maintain successive actions for other defaults. Its rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions, until and unless all obligations hereby guaranteed have been paid and fully perforated.

         3. In the event that any action be commenced by Landlord to enforce the provisions of this Guaranty, Landlord shall be entitled, if it shall prevail in any such action or proceeding, to recover from Guarantor all reasonable costs incurred in connection therewith, including reasonable attorneys' fees.

         4.  No  payment  by  Guarantor   shall  entitle   Guarantor  under  any
obligations owed by Tenant to Guarantor, by subrogation or otherwise, to any payment by Tenant under or out of the property of the Tenant, including specifically, but not limited to, the revenues derived from the Premises.

         5. Guarantor acknowledges that Guarantor is financially interested in Tenant.

         6. This Guaranty shall incur to the benefit of Landlord, its heirs, personal representatives, successors, and assigns and shall be binding upon the heirs, personal representatives, successors, and assigns of the Guarantor.

         7. The liability of the Guarantor hereunder shall in no way be affected by, and Guarantor expressly waives any defenses that may arise by reason of, (a) the proceedings; (b) the impairment, limitation or modification of the liability of the Tenant or the estate of the Tenant in bankruptcy, or of any remedy for the enforcement of the Tenant's said liability under the Lease, resulting from the operation of any present or future prevision of the National Bankruptcy Act or other statute or from the decision in any court; (c) the rejection of disaffirmance of the lease in any such proceedings; (d) the modification, assignment or transfer of the lease by the Tenant; or (e) any disability or other defense of the Tenant.

         8. Guarantor agrees that in the event Tenant shall become insolvent or shall be adjudicated a bankrupt, or shall file a petition for reorganization, arrangement, or similar relief under any present or future provisions of the Federal Bankruptcy Code, or any similar law or statute of the United Slate or any Stale thereof, or if such a petition filed by creditors of Tenant shall be approved by a Court, or if Tenant shall seek a judicial readjustment of the rights of its creditors under any present or future Federal or Stale law or if a receiver of all or part of its property and assets is appointed by any State or Federal court:

                (a) If the Lease shall be terminated or rejected, or the obligations of Tenant thereunder shall be modified, Landlord shall have the option either (i) to require the undersigned, and the undersigned hereby so agrees, to execute and deliver to Landlord a new lease as tenant for the balance of the term then remaining as provided in the Lease and upon the same terms and conditions as set forth therein, or (ii) to recover from the undersigned that which Landlord would be entitled to recover from Tenant under the Lease in the event of a termination of the Lease by Landlord because of a default by Tenant, and such shall be recoverable from the undersigned without regard to whether Landlord is entitled to recover the same from Tenant in any such proceeding.

                (b) If any obligation under the Lease is performed by Tenant and all or any part of such performance is avoided or recovered from Landlord as a preference, fraudulent transfer or otherwise, in any bankruptcy, insolvency, liquidation, reorganization or other proceeding involving Tenant, the liability of Guarantor under this Guaranty shall remain in full force and effect.

                (c) In the event Guarantor has a claim against Tenant, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Landlord the full amount thereof, and, to the full extent necessary for that purpose, Guarantor hereby assigns to Landlord all of Guarantor's rights to any such payments or distributions to which Guarantor would otherwise by entitled to the extent of Guarantor's obligation under this Guaranty.

         9. This Guaranty shall be enforced in accordance with the laws of the State of Colorado and shall be deemed executed in the City and County of Denver, State of Colorado. Guarantor hereby constants; to and submits to the jurisdiction of the federal and state courts located in the State of Colorado and any action or suit under this Guaranty by Guarantor shall only be brought in the federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of Colorado. Guarantor shall not raise, in connection with any action or suit under the Guaranty, and hereby waives any defenses based on the venue, inconvenience of the forum, lack of personal jurisdiction, the sufficiency of service of process or the like in any such action or suit brought in the State of Colorado.

         Executed to be effective as of the date first above written.


/s/ VICTOR J. YOSHA                           /s/ ROBERT LEO
---------------------------------             ----------------------------------
Victor J. Yosha                               Robert Leo


/s/ R. J. WITTENBRINK                         /s/ GORDON BECKSTEAD
---------------------------------             ----------------------------------
R. J. Wittenbrink                             Gordon Beckstead

STATE OF COLORDO      )
                      ) ss.
COUNTY OF JEFFERSON   )

The foregoing instrument was acknowledged before me this 18th day of Jan, 2002, by Victor Yosha - RJ Wittenbrink - Robert Leo - Gordon Beckstead

Witness my hand and official seal

My commission expires:   May 2 - 04
                       ----------------------

/s/ LYNDA P. LEO
----------------------------------
Notary Public

STATE OF COLORDO      )
                      ) ss.
COUNTY OF JEFFERSON   )

The foregoing instrument was acknowledged before
me this ______ day of _________, 2001, by
________________________________________

Witness my hand and official seal

My commission expires:

________________________________________
Notary Public


STATE OF COLORDO      )
                      ) ss.
COUNTY OF             )

The foregoing instrument was acknowledged before
me this ______ day of _________, 2001, by
________________________________________

Witness my hand and official seal

My commission expires:

________________________________________
Notary Public

STATE OF COLORDO      )
                      ) ss.
COUNTY OF             )

The foregoing instrument was acknowledged before
me this ______ day of _________, 2001, by
________________________________________

Witness my hand and official seal

My commission expires:

________________________________________
Notary Public

THE  SECURITIES  REPRESENTED  BY THIS  NOTE HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE LENDER EXCEPT UPON THE ISSUANCE TO THE CORPORATION OF A FAVORABLE OPINION OF ITS COUNSEL OR SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE CORPORATION, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

V2K WINDOW FASHIONS, INC.

$140,000.00*                                                              [Date}

         V2K WINDOW FASHIONS, INC., a Colorado corporation (the "Corporation"), is indebted and, for value received, promises to pay to the order of Alpen Construction & Development Co. Inc. (the "Lender") five years from the date hereof or as further provided below (the "Due Date"), upon presentation of this Note, the principal sum up to One Hundred Forty Thousand Dollars ($140,000.00) (the "Principal Amount") without interest.

         *The principal shall be the accrued deferral of rent payments of that certain lease dated ________ by and between Alpen Construction & Development Co. Inc., and V2K Window Fashions, Inc., tenant of certain premises located at 1127 Auraria Parkway, Denver, CO 80206, hereafter the ("Lease") as follows:


YEAR       ANNUAL RENT     CASH PAYMENT    *CONVERSION DEFERRAL    (# OF SHARES)
1          $76,000         $48000          $28,000                 14,000
2          76,000          36,000          40,000                  20,000
3          76,000          48,000          28,000                  14,000
4          76,000          48,000          28,000                  14,000
5          76,000          60,000          16,000                  8,000
TOTALS     $380,000        $240,000        $140,000                70,000


         Lender shall have the right, at Lender's option, to convert all or any part of this Note into shares of the Corporation's Common Stock at the rate of $2.00 per share (the "Conversion Price") within thirty (30) days prior to the Due Date. Lender may exercise the conversion right by giving written notice (the "Conversion Notice") to the Corporation of the exercise of such right and stating the name or names in which the stock certificate or stock certificates for the shares of Common Stock are to be issued and the address to which such certificates shall be delivered. The Conversion Notice shall be accompanied by the Note. The number of shares of Common Stock that shall be issuable upon conversion of the Note shall equal the principal amount of the Note to be converted divided by $2.00.

         Conversion shall be deemed to have been effected on the date the Conversion Notice is given (the "Conversion Date"). Within 10 business days after receipt of the Conversion Notice, the


Promissory Note - Page 1 of 3

Corporation shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, to the address designated by Lender in the Conversion Notice, a stock certificate or stock certificates of the Corporation representing the number of shares of Common Stock to which Lender is entitled.

         In case issued and outstanding shares of Common Stock shall be subdivided or split up into a greater number of shares of the Common Stock, the Conversion Price shall be adjusted appropriately. In case of any capital reorganization, any reclassification of the stock of the Corporation (other than as a result of a stock dividend or subdivision, split up or combination of shares), or the merger of the Corporation with or into another person or entity (other than a merger in which the Corporation is the continuing corporation and which does not result in any change in substantially all of the properties and assets of the Corporation as an entirety or the participation by the Corporation in share exchange as the corporation the stock of which is to be acquired, this Note shall (effective on the opening of business on the date after the effective date of such reorganization, reclassification, merger, sale or exchange, lease, transfer or other disposition or share exchange) be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from surviving such merger or to which such properties the corporation whose securities were exchanged for those of the Corporation to which Lender of the number of shares of Common Stock deliverable (at the close of business on the date immediately preceding the effective date of such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange) upon conversion of this Note would have been entitled upon such reorganization, reclassification, merger, sale, exchange, lease, transfer or other disposition or share exchange.

         The Corporation shall at all times reserve and keep available, free from preemptive rights, unissued or treasury shares of Common Stock sufficient to effect the conversion of this Note.

         The unredeemed and deferred only balance of the Principal Amount as set forth above shall, at the election of Lender, be and become immediately due and payable upon the occurrence of any of the following events (a "Default Event"):

         (a) If the Corporation (i) applies for or consents to the appointment of, or if there shall be a taking of possession by, a receiver, custodian, trustee or liquidator for the Corporation or any of its property; (ii) becomes generally unable to pay its debts as they become due; (iii) makes a general assignment for the benefit of creditors or becomes insolvent; or (iv) files or is served with any petition for relief under the Bankruptcy Code or any similar federal or state statute.

         (b) Any failure by the Corporation to issue and deliver shares of Common Stock as provided herein upon conversion of this Note.

         (c)    The termination of the Lease pursuant to its terms.

Promissory Note - Page 2 of 3

         Each right, power or remedy of Lender upon the occurrence of any Default Event as provided for in this Note or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Note or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by Lender or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies.

         This Note shall be governed and construed and enforced in accordance with the laws of the State of Colorado.

         IN WITNESS WHEREOF, the Corporation has caused this Note to be duly executed under its corporate seal.

ATTEST:                                         V2K WINDOW FASHIONS, INC.


/s/ R.J. WITTENBRINK                                 /s/ BOB LEO
-----------------------------                   --------------------------------
R. J. Wittenbrink, Secretary                    Bob Leo, CTO


















Promissory Note - Page 3 of 3